Exhibit 99.2

THOMAS PROPERTIES GROUP, INC. ANNOUNCES

FOURTH QUARTER 2004 AND YEAR END RESULTS

Thomas Properties Group, Inc. (Nasdaq: TPGI) reported today the results of operations for the quarter and year ended December 31, 2004.

On October 13, 2004, TPGI completed its initial public offering, selling 14,285,714 shares of common stock at $12.00 per share, resulting in net proceeds to the company of $151.7 million. Concurrent with the closing of the offering, TPGI used approximately $81.3 million of the net proceeds to acquire interests in properties, repay indebtedness, redeem preferred equity interests, and fund required property reserves. It is intended that the remaining proceeds will be used to repay debt, partially fund our co-investment obligation to our joint venture and/or for future property acquisitions.

The results of operations presented in this release include the results of TPGI’s predecessor entities for the period from January 1, 2004 through October 12, 2004, and TPGI’s actual results from October 13, 2004 through December 31, 2004.

Financial schedules follow. Further information is available in the Supplemental Financial Information for the Year Ended December 31, 2004, which is available in the Investor Relations section (Financial Information) on TPGI’s website at www.tpgre.com, or by calling Diana Laing, Chief Financial Officer, at the number below.

Teleconference and Webcast

TPGI will hold a quarterly earnings conference call on Wednesday, February 23, 2005, at 10:00 a.m. Pacific Time. To participate in the call, dial 888-396-2298 (US) or 617-847-8708 (International), and provide confirmation code 67957494. A live webcast (listen only mode) of the conference call will be available at this time. A hyperlink to the live webcast will be available from the Investor Relations section of our website at www.tpgre.com. A replay of the call will be available through March 16, 2005 by calling 888-286-8010 (US) or 617-801-6888 (International), and providing confirmation code 55747559. A webcast replay of the call will be available from the Investor Relations section of our website at www.tpgre.com.

The webcast is also being distributed through the Thomson StreetEvents Network to both institutional and individual investors. Individual investors can listen to the call at www.fulldisclosure.com, Thomson/CCBN’s individual investor portal, powered by StreetEvents. Institutional investors can access the call via Thomson’s password-protected event management site, StreetEvents (www.streetevents.com).

About Thomas Properties Group, Inc.

Thomas Properties Group, Inc. is a full-service real estate company that owns, acquires, develops and manages office, retail and multi-family properties throughout the United States. Since its founding in 1996, Thomas Properties Group has developed, restructured or acquired properties in the West Coast and Mid-Atlantic regions of the United States with approximately 7.4 million rentable square feet of space.

Forward Looking Statements

Statements made in this press release or during the conference call that are not historical may contain forward-looking statements. Although TPGI believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, these statements are subject to numerous risks and uncertainties. Factors that could cause actual results to differ materially from TPGI’s expectations include actual and perceived trends in various national and economic conditions that affect global and regional markets for commercial real estate services, including interest rates, the availability of credit to finance commercial real estate transactions, and the impact of tax laws affecting real estate. For a discussion of some of the factors that may cause our results to differ from management’s expectations, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Factors That May Influence Results of Operations” in our prospectus dated October 6, 2004, which has been filed with the SEC. TPGI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

THOMAS PROPERTIES GROUP, INC AND SUBSIDIARIES AND THOMAS PROPERTIES

GROUP, INC. PREDECESSOR

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(unaudited)

	TPGI	TPGI Predecessor
	Period from October 13, 2004 through December 31, 2004	Period from October 1, 2004 through October 12, 2004	Three months ended December 31, 2003
Revenues:
Rental	$7,356	$1,085	$4,783
Tenant reimbursements	3,882	613	2,447
Parking and other	1,115	99	423
Investment advisory, management, leasing, and development services	1,427	66	1,712
Investment advisory, management, leasing and development services—unconsolidated/uncombined real estate entities	969	100	1,656

Total revenues	14,749	1,963	11,021

Expenses:
Rental property operating and maintenance	3,263	278	1,917
Real estate taxes	1,373	459	825
Investment advisory, management, leasing, and development services	1,236	724	2,328
Rent—unconsolidated/uncombined real estate entities	48	—	28
Interest	5,611	928	5,744
Depreciation and amortization	2,614	344	1,424
General and administrative	1,715	—	—

Total expenses	15,860	2,733	12,266

Operating loss	(1,111)	(770)	(1,245)
Equity in net loss of unconsolidated/uncombined real estate entities	(988)	(68)	(80)
Minority interest	1,128	8	—

Loss before benefit for income taxes	(971)	(830)	(1,325)
Benefit for income taxes	390	—	—

Net loss	$(581)	$(830)	$(1,325)

Loss per share – basic and diluted	$(0.04)
Weighted average common shares outstanding – basic and diluted	14,290,097

THOMAS PROPERTIES GROUP, INC AND SUBSIDIARIES AND THOMAS PROPERTIES

GROUP, INC. PREDECESSOR

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	TPGI	TPGI Predecessor
	Period from October 13, 2004 through December 31, 2004	Period from January 1, 2004 through October 12, 2004	Year ended December 31, 2003
	(unaudited)	(unaudited)
Revenues:
Rental	$7,356	$20,611	$20,418
Tenant reimbursements	3,882	10,703	9,935
Parking and other	1,115	2,189	2,087
Investment advisory, management, leasing, and development services	1,427	5,089	8,815
Investment advisory, management, leasing and development services—unconsolidated/uncombined real estate entities	969	4,494	5,021

Total revenues	14,749	43,086	46,276

Expenses:
Rental property operating and maintenance	3,263	8,100	7,224
Real estate taxes	1,373	3,663	3,299
Investment advisory, management, leasing, and development services	1,236	9,473	9,810
Rent—unconsolidated/uncombined real estate entities	48	217	253
Interest	5,611	18,695	21,362
Depreciation and amortization	2,614	6,206	5,795
General and administrative	1,715	—	—

Total expenses	15,860	46,354	47,743

Operating loss	(1,111)	(3,268)	(1,467)
Gain on sale of real estate	—	975	—
Equity in net loss of unconsolidated/uncombined real estate entities	(988)	(1,099)	(1,088)
Minority interest	1,128	(1,614)	—

Loss before benefit for income taxes	(971)	(5,006)	(2,555)
Benefit for income taxes	390	—	—

Net loss	$(581)	$(5,006)	$(2,555)

Loss per share – basic and diluted	$(0.04)
Weighted average common shares outstanding – basic and diluted	14,290,097

THOMAS PROPERTIES GROUP, INC. AND SUBSIDIARIES AND THOMAS PROPERTIES

GROUP, INC. PREDECESSOR

CONSOLIDATED AND COMBINED BALANCE SHEETS

(In thousands, except share data)

	TPGI December 31, 2004	TPGI Predecessor December 31, 2003
	(unaudited)
ASSETS
Investments in real estate:
Land and improvements	$60,882	$43,655
Buildings and improvements	252,009	148,405
Tenant improvements	64,638	39,674

	377,529	231,734
Less accumulated depreciation	(95,044)	(66,998)

	282,485	164,736
Investments in real estate—development property held for sale	—	1,965
Investments in unconsolidated/uncombined real estate entities	31,624	13,207
Cash and cash equivalents	56,506	3,590
Restricted cash	12,949	8,116
Short-term investments	14,000	—
Rents and other receivables, net	2,731	1,178
Receivables—unconsolidated/uncombined real estate entities	381	186
Deferred rents	28,453	32,204
Deferred leasing and loan costs, net	16,871	3,804
Deferred tax asset	43,879	—
Other assets	5,464	739

Total assets	$495,343	$229,725

LIABILITIES AND STOCKHOLDERS’ EQUITY AND OWNERS’ DEFICIT
Liabilities:
Mortgage loans	$206,373	$139,670
Other secured loans	89,517	86,171
Accounts payable and other liabilities	9,177	2,748
Due to affiliate	1,852	—
Prepaid rent	841	2,873

Total liabilities	307,760	231,462

Minority interest	77,909	1,133

Commitments and contingencies

Stockholders’ equity and owners’ deficit:
Preferred stock, $.01 par value, 25,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $.01 par value, 75,000,000 shares authorized, 14,342,481 shares issued and outstanding	143	—
Limited voting stock, $.01 par value, 20,000,000 shares authorized, 16,666,666 shares issued and outstanding	167	—
Additional paid-in capital	110,414	—
Deficit	(581)	(2,870)
Unearned compensation, net	(469)	—

Total stockholders’ equity and owners’ deficit	109,674	(2,870)

Total liabilities and stockholders’ equity and owners’ deficit	$495,343	$229,725

Contact:	Thomas Properties Group, Inc.
Website: www.tpgre.com
Diana Laing, Chief Financial Officer
213-613-1900